SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 19, 2010

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

 (Address of principal executive offices)

Registrant's telephone number, including area code:                                                                                                                                (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 19, 2010, the Company amended the Company’s Bylaws.  A summary of the key changes included in the Bylaws is listed below.

•
Article II, Section 7 and Article III, Section 2 were amended to clarify that Directors shall be elected by a plurality of the votes cast (i.e., the individuals with the largest number of votes cast in favor of their election).  This amendment is being made in order to accurately reflect the existing voting standard for election of directors, as the Wisconsin Business Corporation Law provides that directors are elected by a plurality vote unless otherwise specified in a company’s Articles of Incorporation.

•
Article II, Section 14, was amended to create advance notice requirements for Shareholder nominations of Directors, and to specify informational requirements for nominations.  These provisions are intended to assure that the Company and shareholders receive adequate notice and sufficient information to consider nominees for Directors.

•
Article III was amended to delete the non-exclusive list of specific powers of the Board of Directors and to revise the description of the general powers of the Board to provide that all corporate powers shall be exercised by or under the authority of the Board.

•
Article III, Section 2 was amended to specify the means by which the number of Directors of the Corporation shall be set.  Pursuant to Article III, the number of Directors of the Corporation shall be not less than seven (7) and not more than nine (9).  The amendment to Section 2 provides that the exact number of Directors within the specified range shall be fixed by a resolution of the Board of Directors.

•	Article III, Section 3 was amended to provide that the Board shall meet on the same date as the annual meeting of shareholders, not necessarily before the annual meeting.

•	Article III, Section 5 was amended to allow for the giving of notice of meetings of the Board by fax and e-mail.

In addition, various provisions of the Bylaws were amended to consistently use certain defined terms, to reflect the pairing of certain officer positions, and to correct typographical errors.

The above description of the amendments is not complete and is qualified in its entirety by reference to the Company’s amended Bylaws, the full text of which is attached as Exhibit 3.1 and incorporated herein by reference.  For further reference, Exhibit 99.1 is a copy of the Bylaws redlined to show changes from the Company’s Bylaws as last amended on September 6, 2006.

Item 9.01	Financial Statements and Exhibits

(d)                      Exhibits.

EXHIBIT NUMBER             DESCRIPTION

3.1	Restated Bylaws of Twin Disc, Incorporated, as amended through January 19, 2010

99.1	Redlined copy of Bylaws, showing changes from the prior version

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 21, 2010	Twin Disc, Inc.

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary